                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



                                 March 12, 1997
                       (Date of earliest event reported)



                            PS GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     1-7141                  95-2760133
(State or other jurisdiction   (Commission file number)      (I.R.S. Employer
       of incorporation)                                   Identification No.)



                    4370 La Jolla Village Drive, Suite 1050
                          San Diego, California  92122
             (Address of principal executive offices and zip code)



                                 (619) 642-2999
                        (Registrant's telephone number)

ITEM 5.      OTHER EVENTS

     On March 12, 1997, the Board of Directors of PS Group Holdings, Inc. (the "Company") approved certain amendments to Articles II, III and IV of the Restated By-Laws of the Company (the "Restated By-Laws"). The text of such amendments, marked to reflect additions and deletions effected thereby, is attached hereto as Exhibit 99.1 (in the case of Articles II and III) and Exhibit
99.2 (in the case of Article IV), respectively. The entire text of the Restated By-Laws as amended is attached hereto as Exhibit 99.3. In addition, the Company has issued a press release dated March 12, 1997, a copy of which is attached hereto as Exhibit 99.4.


ITEM 7. (C)  EXHIBITS


Exhibit
Number       Description
--------     -----------

99.1         Articles II and III of the Restated By-Laws, as amended effective
             March 12, 1997

99.2         Article IV of the Restated By-Laws, as amended effective March 12,
             1997

99.3         The Restated By-Laws, as amended effective March 12, 1997

99.4         Press Release dated March 12, 1997

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        PS GROUP HOLDINGS, INC.
                                        (Registrant)

Date:  March 13, 1997



                                        By:/s/ CHARLES E. RICKERSHAUSER, JR.
                                           ---------------------------------
                                           Charles E. Rickershauser, Jr.
                                           Chairman of the Board and Chief
                                           Executive Officer

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

                                 EXHIBIT INDEX
                                 -------------

     The following exhibits are hereby filed as part of this Form 8-K:

Exhibit
Number       Description                                                Number
-------      -----------                                                ------
99.1         Articles II and III of the Restated By-Laws, as amended
             effective March 12, 1997

99.2         Article IV of the Restated By-Laws, as amended effective
             March 12, 1997

99.3         The Restated By-Laws, as amended effective March 12, 1997

99.4         Press Release dated March 12, 1997

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